DISPOSAL OF ASSETS	6 Months Ended
Jun. 30, 2019
Disclosure Of Disposal Of Assets [Abstract]
DISPOSAL OF ASSETS
DISPOSAL OF ASSETS
On May 24, 2019, Brookfield Renewable, along with its institutional partners, sold its interest in an 80 MW portfolio of wind and solar facilities in South Africa to a third party for total consideration of ZAR 1,315 million ($90 million), including a cash payment of ZAR 1,260 million ($86 million) and deferred consideration of ZAR 55 million ($4 million). This resulted in a loss on disposition of $5 million recognized in the consolidated statements of income under Other. The total proceeds, net of foreign exchange contract settlements, was $108 million ($33 million net to Brookfield Renewable). Immediately prior to the classification of the portfolio as held for sale in 2018, Brookfield Renewable performed a revaluation of the property, plant and equipment and recorded a fair value uplift of $24 million, in line with its election to apply the revaluation method. Brookfield Renewable’s interest in the portfolio was approximately 31%. As a result of the disposition, Brookfield Renewable's portion of the accumulated revaluation surplus of $7 million post-tax was reclassified from other comprehensive income directly to equity and noted as an Other item in the consolidated statements of changes in equity.
Summarized financial information relating to the disposal of the portfolio is shown below:

(MILLIONS)
Net proceeds	$90
Carrying value of net assets held for sale
Assets	336
Liabilities	(188)
Non-controlling interests	(53)
95
Loss on disposal	$(5)